[LOGO]                                                             (h)(1)(i)

August 20, 2007

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

   Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Focus 5 Portfolio, a series of ING Investors Trust (the "Portfolio") effective
August 20, 2007, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Portfolio to the Amended and Restated Exhibit A of the Agreement. This Amended and Restated Exhibit A supersedes the previous Amended and Restated Exhibit A dated May 11, 2007.

   The Amended and Restated Exhibit A has also been updated 1) to reflect the name change of ING Principal Protection Fund III to ING Index Plus LargeCap Equity Fund III and 2) by the removal of ING MidCap Value Fund, ING SmallCap Value Fund and ING FMR/SM/ Diversified Mid Cap Portfolio as these funds recently merged into other funds.

   Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Portfolio by signing below.

                                                  Very sincerely,

                                                         /s/ Todd Modic
                                                  ------------------------------
                                                           Todd Modic
                                                      Senior Vice President
                                                       ING Investors Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       --------------------------
Name:  Nick Horvath
Title: Director of Operations,
       Duly Authorized

7337 E. Doubletree Ranch Rd. Tel: 480-477-3000            ING Investors Trust
Scotttsdale. AZ 85258-2034   Fax: 480-477-2700
                             www.ingfunds.com

                        AMENDED AND RESTATED EXHIBIT A

                              with respect to the

                               AGENCY AGREEMENT

                                    between

                                   THE FUNDS

                                      and

                               DST SYSTEMS, INC.

                                                 Type of        State of     Taxpayer
Taxpayer/Fund Name                             Organization   Organization   I.D. No.
------------------                            --------------- ------------- ----------
ING Corporate Leaders Trust Fund              Trust           New York      13-6061925
ING Equity Trust                              Business Trust  Massachusetts    N/A
   ING Financial Services Fund                                              95-4020286
   ING Fundamental Research Fund                                            20-3735519
   ING Index Plus LargeCap Equity Fund                                      86-1033467
   ING Index Plus LargeCap Equity Fund II                                   86-1039030
   ING Index Plus LargeCap Equity Fund III                                  86-1049217
   ING LargeCap Growth Fund                                                 33-0733557
   ING LargeCap Value Fund                                                  20-0437128
   ING MidCap Opportunities Fund                                            06-1522344
   ING Opportunistic LargeCap Fund                                          20-3736397
   ING Principal Protection Fund IV                                         82-0540557
   ING Principal Protection Fund V                                          27-0019774
   ING Principal Protection Fund VI                                         48-1284684
   ING Principal Protection Fund VII                                        72-1553495
   ING Principal Protection Fund VIII                                       47-0919259
   ING Principal Protection Fund IX                                         20-0453800
   ING Principal Protection Fund X                                          20-0584080
   ING Principal Protection Fund XI                                         20-0639761
   ING Principal Protection Fund XII                                        20-1420367
   ING Principal Protection Fund XIII                                       20-1420401
   ING Principal Protection Fund XIV                                        20-1420432
   ING Real Estate Fund                                                     23-2867180
   ING SmallCap Opportunities Fund                                          04-2886856
   ING SmallCap Value Choice Fund                                           20-2024826
   ING Value Choice Fund                                                    20-2024800
ING Funds Trust                               Statutory Trust Delaware         N/A
   ING Classic Money Market Fund                                            23-2978935
   ING GNMA Income Fund                                                     22-2013958
   ING High Yield Bond Fund                                                 23-2978938
   ING Institutional Prime Money Market Fund                                20-2990793

                                                          Type of       State of     Taxpayer
Taxpayer/Fund Name                                      Organization  Organization   I.D. No.
------------------                                     -------------- ------------- ----------
ING Funds Trust (cont.)                                                             52-2125227
   ING Intermediate Bond Fund
   ING National Tax-Exempt Bond Fund                                                23-2978941
ING Investment Funds, Inc.                             Corporation    Maryland         N/A
   ING MagnaCap Fund                                                                22-1891924
ING Investors Trust                                    Business Trust Massachusetts    N/A
   ING AllianceBernstein Mid Cap Growth Portfolio                                   51-0380290
   ING American Funds Growth Portfolio                                              55-0839555
   ING American Funds Growth-Income Portfolio                                       55-0839542
   ING American Funds International Portfolio                                       55-0839552
   ING BlackRock Large Cap Growth Portfolio                                         02-0558346
   ING BlackRock Large Cap Value Portfolio                                          02-0558367
   ING BlackRock Inflation Protected Bond Portfolio                                 20-8798165
   ING Capital Guardian U.S. Equities Portfolio                                     23-3027332
   ING Disciplined Small Cap Value Portfolio                                        20-4411788
   ING EquitiesPlus Portfolio                                                       20-3606554
   ING Evergreen Health Sciences Portfolio                                          20-0573913
   ING Evergreen Omega Portfolio                                                    20-0573935
   ING FMR/SM/ Earnings Growth Portfolio                                            20-1794099
   ING FMR/SM/ Mid Cap Growth Portfolio                                             51-0380288
   ING Focus 5 Portfolio                                                            26-0474637
   ING Franklin Income Portfolio                                                    20-4411383
   ING Franklin Mutual Shares Portfolio                                             20-8798204
   ING Franklin Templeton Founding Strategy Portfolio                               20-8798288
   ING Global Real Estate Portfolio                                                 20-3602480
   ING Global Resources Portfolio                                                   95-6895627
   ING Global Technology Portfolio                                                  23-3074142
   ING International Growth Opportunities Portfolio                                 23-3074140
   ING Janus Contrarian Portfolio                                                   23-3054937
   ING JPMorgan Emerging Markets Equity Portfolio                                   52-2059121
   ING JPMorgan Small Cap Equity Portfolio                                          02-0558352
   ING JPMorgan Value Opportunities Portfolio                                       20-1794128
   ING Julius Baer Foreign Portfolio                                                02-0558388
   ING Legg Mason Value Portfolio                                                   23-3054962
   ING LifeStyle Aggressive Growth Portfolio                                        20-0573999
   ING LifeStyle Growth Portfolio                                                   20-0573986
   ING LifeStyle Moderate Growth Portfolio                                          20-0573968
   ING LifeStyle Moderate Portfolio                                                 20-0573946
   ING Limited Maturity Bond Portfolio                                              95-6895624
   ING Liquid Assets Portfolio                                                      95-6891032

                                                         Type of        State of     Taxpayer
Taxpayer/Fund Name                                     Organization   Organization   I.D. No.
------------------                                    --------------- ------------- ----------
ING Investors Trust (cont.)                                                         23-3027331
   ING Lord Abbett Affiliated Portfolio
   ING MarketPro Portfolio                                                          20-2990523
   ING MarketStyle Growth Portfolio                                                 20-2990561
   ING MarketStyle Moderate Growth Portfolio                                        20-2990595
   ING MarketStyle Moderate Portfolio                                               20-2990628
   ING Marsico Growth Portfolio                                                     51-0380299
   ING Marsico International Opportunities Portfolio                                20-1794156
   ING MFS Total Return Portfolio                                                   51-0380289
   ING MFS Utilities Portfolio                                                      20-2455961
   ING Oppenheimer Main Street Portfolio(R)                                         51-0380300
   ING PIMCO Core Bond Portfolio                                                    51-0380301
   ING PIMCO High Yield Portfolio                                                   02-0558398
   ING Pioneer Equity Income Portfolio                                              20-8642546
   ING Pioneer Fund Portfolio                                                       20-1487161
   ING Pioneer Mid Cap Value Portfolio                                              20-1487187
   ING Stock Index Portfolio                                                        55-0839540
   ING T. Rowe Price Capital Appreciation Portfolio                                 95-6895626
   ING T. Rowe Price Equity Income Portfolio                                        95-6895630
   ING Templeton Global Growth Portfolio                                            51-0377646
   ING UBS U.S. Allocation Portfolio                                                23-3054961
   ING Van Kampen Capital Growth Portfolio                                          02-0558376
   ING Van Kampen Global Franchise Portfolio                                        02-0558382
   ING Van Kampen Growth and Income Portfolio                                       13-3729210
   ING Van Kampen Real Estate Portfolio                                             95-6895628
   ING VP Index Plus International Equity Portfolio                                 20-2990679
   ING Wells Fargo Mid Cap Disciplined Portfolio                                    13-6990661
   ING Wells Fargo Small Cap Disciplined Portfolio                                  20-3602389
ING Mayflower Trust                                   Business Trust  Massachusetts    N/A
   ING International Value Fund                                                     06-1472910
ING Mutual Funds                                      Statutory Trust Delaware         N/A
   ING Disciplined International SmallCap Fund                                      20-5929531
   ING Diversified International Fund                                               20-3616995
   ING Emerging Countries Fund                                                      33-0635177
   ING Emerging Markets Fixed Income Fund                                           20-3617319
   ING Foreign Fund                                                                 72-1563685
   ING Global Bond Fund                                                             20-4966196
   ING Global Equity Dividend Fund                                                  55-0839557
   ING Global Natural Resources Fund                                                13-2855309
   ING Global Real Estate Fund                                                      86-1028620
   ING Global Value Choice Fund                                                     33-0552475
   ING Greater China Fund                                                           20-3617281

                                                           Type of      State of    Taxpayer
Taxpayer/Fund Name                                       Organization Organization  I.D. No.
------------------                                       ------------ ------------ ----------
ING Mutual Funds (cont.)                                                           20-3617246
   ING Index Plus International Equity Fund
   ING International Capital Appreciation Fund                                     20-3617270
   ING International Equity Dividend Fund                                          20-8798239
   ING International Growth Opportunities Fund                                     22-3278095
   ING International Real Estate Fund                                              20-3616901
   ING International SmallCap Fund                                                 33-0591838
   ING International Value Choice Fund                                             20-2024764
   ING International Value Opportunities Fund                                      20-8279164
   ING Russia Fund                                                                 22-3430284
ING Partners, Inc.                                       Corporation    Maryland      N/A
   ING American Century Large Company Value Portfolio                              52-2354157
   ING American Century Small-Mid Cap Value Portfolio                              45-0467862
   ING Baron Asset Portfolio                                                       20-3606546
   ING Baron Small Cap Growth Portfolio                                            75-3023525
   ING Columbia Small Cap Value II Portfolio                                       20-3606562
   ING Davis Venture Value Portfolio                                               52-2354160
   ING Fidelity(R) VIP Contrafund(R) Portfolio                                     20-1351800
   ING Fidelity(R) VIP Equity Income Portfolio                                     20-1352142
   ING Fidelity(R) VIP Growth Portfolio                                            20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                                           20-1352148
   ING Fundamental Research Portfolio                                              52-2354152
   ING JPMorgan International Portfolio                                            06-1496079
   ING JPMorgan Mid Cap Value Portfolio                                            75-3023510
   ING Legg Mason Partners Aggressive Growth Portfolio                             06-1496052
   ING Legg Mason Partners Large Cap Growth Portfolio                              51-0457738
   ING Lord Abbett U.S. Government Securities Portfolio                            20-3606442
   ING Neuberger Berman Partners Portfolio                                         20-3606413
   ING Neuberger Berman Regency Portfolio                                          20-3606426
   ING OpCap Balanced Value Portfolio                                              52-2354147
   ING Oppenheimer Global Portfolio                                                75-3023503
   ING Oppenheimer Strategic Income Portfolio                                      20-1544721
   ING PIMCO Total Return Portfolio                                                75-3023517
   ING Pioneer High Yield Portfolio                                                20-3606502
   ING Solution 2015 Portfolio                                                     20-2456044

                                                              Type of        State of     Taxpayer
Taxpayer/Fund Name                                          Organization   Organization   I.D. No.
------------------                                         --------------- ------------- ----------
ING Partners, Inc. (cont.)                                                               47-0951928
   ING Solution 2035 Portfolio                                                           20-2456104
   ING Solution 2045 Portfolio                                                           20-2456138
   ING Solution Growth and Income Portfolio                                              26-0239049
   ING Solution Growth Portfolio                                                         26-0239133
   ING Solution Income Portfolio                                                         20-2456008
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                52-2354156
   ING T. Rowe Price Growth Equity Portfolio                                             06-1496081
   ING Templeton Foreign Equity Portfolio                                                20-3606522
   ING Thornburg Value Portfolio                                                         06-1496058
   ING UBS U.S. Large Cap Equity Portfolio                                               06-1496055
   ING UBS U.S. Small Cap Growth Portfolio                                               20-3736472
   ING Van Kampen Comstock Portfolio                                                     75-3023521
   ING Van Kampen Equity and Income Portfolio                                            52-2354153
                                                           Business Trust  Massachusetts
ING Prime Rate Trust                                                                     95-6874587
                                                           Statutory Trust Delaware
ING Senior Income Fund                                                                   86-1011668
                                                           Statutory Trust Delaware
ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                                                     20-8949559
   ING SPorts Core Plus Fixed Income Fund                                                20-8949653
                                                           Statutory Trust Delaware
ING Variable Insurance Trust                                                                N/A
   ING GET U.S. Core Portfolio - Series 1                                                43-2007006
   ING GET U.S. Core Portfolio - Series 2                                                41-2107140
   ING GET U.S. Core Portfolio - Series 3                                                32-0090501
   ING GET U.S. Core Portfolio - Series 4                                                32-0090502
   ING GET U.S. Core Portfolio - Series 5                                                32-0090504
   ING GET U.S. Core Portfolio - Series 6                                                32-0090505
   ING GET U.S. Core Portfolio - Series 7                                                83-0403223
   ING GET U.S. Core Portfolio - Series 8                                                20-1420513
   ING GET U.S. Core Portfolio - Series 9                                                20-1420578
   ING GET U.S. Core Portfolio - Series 10                                               20-2936139
   ING GET U.S. Core Portfolio - Series 11                                               20-2936166
   ING GET U.S. Core Portfolio - Series 12                                               20-2936189
   ING GET U.S. Core Portfolio - Series 13                                               20-4949294
   ING GET U.S. Core Portfolio - Series 14                                               20-5929257
   ING VP Global Equity Dividend Portfolio                                               25-6705433
                                                           Business Trust  Massachusetts

                                            Type of      State of    Taxpayer
Taxpayer/Fund Name                        Organization Organization  I.D. No.
------------------                        ------------ ------------ ----------
ING Variable Products Trust                                            N/A
   ING VP Financial Services Portfolio                              86-1028316
   ING VP High Yield Bond Portfolio                                 06-6396995
   ING VP International Value Portfolio                             06-6453493
   ING VP MidCap Opportunities Portfolio                            06-6493760
   ING VP Real Estate Portfolio                                     20-0453833
                                                                    06-6397002